                                     SECOND
                                    QUARTER
                                     REPORT
                                      1999


                             [LOGO] LIBERTY ALL-STAR
                                    ----------------
                                    EQUITY FUND

                                                              PRESIDENT'S LETTER
--------------------------------------------------------------------------------

FELLOW SHAREHOLDERS:                                                 August 1999

     The net asset value (NAV) of a common share of the Fund rose during the second quarter from $13.96 to $14.72, after deducting the quarter's distribution of 37 cents. Benefiting from a shift in market leadership that began in April, the Fund's NAV increased 8.3 percent. Despite the good quarter, the Fund moderately trailed its primary benchmark, the Lipper Growth and Income Mutual Fund Average, which gained 9.0 percent, but topped the S&P 500 Index return of
7.1 percent. The market price for a share of the Fund traded in a range of $12.625 to $14.25 before closing the quarter at $13.75. The ending price represented a discount to NAV of 6.6 percent compared with a discount to NAV of
8.2 percent at the end of the first quarter.

     While the Fund's NAV has moderately lagged its primary benchmark for the quarter and the past 12 months, it has outperformed for all-important longer-term periods, as the following table demonstrates:

-------------------------------------------------------------------------------------------------------------------
SHORT-TERM SUMMARY THROUGH JUNE 30, 1999                                 SECOND QUARTER           YEAR-TO-DATE
-------------------------------------------------------------------------------------------------------------------
LIBERTY ALL-STAR EQUITY FUND

  Shares Valued at Net Asset Value                                             8.3%                    9.0%

  Shares Valued at Net Asset Value with Dividends Reinvested                   8.4%                    9.2%

  Shares Valued at Market Price with Dividends Reinvested                     10.3%                   12.1%

  Fund's Closing Market Price Range                                     $12.75 to $13.75        $12.375 to $13.75

  Discount Range                                                          11.8% to 4.4%           11.8% to 4.4%

Lipper Growth and Income Mutual Fund Average                                   9.0%                   10.9%

S&P 500 Index                                                                  7.1%                   12.4%


                                                                         ANNUALIZED RATES OF RETURN
                                                              -----------------------------------------------------
LONG-TERM PERFORMANCE THROUGH JUNE 30, 1999                       1 YEAR     3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------------------------------------
LIBERTY ALL-STAR EQUITY FUND

  Shares Valued at Net Asset Value                                13.8%       22.1%      22.2%       17.0%

  Shares Valued at Net Asset Value with Dividends Reinvested      13.8        22.3       22.4        17.4

  Shares Valued at Market Price with Dividends Reinvested         12.0        22.4       19.5        18.6

Lipper Growth and Income Mutual Fund Average                      14.5        21.8       21.9        15.4

S&P 500 Index                                                     22.8        29.1       27.9        18.8

Figures shown for the Fund and the Lipper Growth and Income Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. The Fund's reinvested returns assume all primary subscription rights in all the Fund's rights offerings were exercised. Figures shown for the unmanaged S&P 500 Index are total returns, including income.

-------------------------------------------------------------------------------

     The second quarter was characterized by a rotation in market leadership from growth to value stocks, such as those found in the basic materials, capital goods and energy sectors. The catalyst for this shift in leadership was a growing perception that domestic economic growth would likely remain firm, coupled with the expectation that economic conditions worldwide were beginning to show signs of recovery. In addition, many of the cyclical sectors of the market had considerably lower valuations compared to growth stocks, whose prices relative to earnings expectations had risen significantly.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------
     The graph below illustrates the shift from growth to value styles by comparing the total returns of the large cap Russell 1000 Growth and Value Indicies for the first and second quarters of 1999. Notice the significant rotation in leadership. The Fund's multi-managed approach combines both growth and value styles and, therefore, provides more consistent returns as these styles rotate into and out of favor.

[GRAPH]

                RUSSELL            RUSSELL
               100 GROWTH        1000 VALUE
1st QTR 99        6.4                1.4
2nd QTR 99        3.9               11.3

     The broadening of the market is a welcome and healthy trend, if it can be sustained. In the manager interview beginning on page 8, Henry Cavanna of J. P. Morgan Investment Management notes that any broadening of the market favors the firm's investment style. We believe most active managers would agree with that, and we are hopeful this recent trend will continue.

Thank you for your continuing support of the Fund.


Sincerely,

/s/ William R. Parmentier, Jr.

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Equity Fund and
Liberty Asset Management Company

                             SHAREHOLDERS' INVESTMENT GROWTH AS OF JUNE 30, 1999
--------------------------------------------------------------------------------
                                          Net Asset Value of         Additional Investments
                  Net Asset Value of      Shares Aquired Through     Made Through Rights
                  One Share               Dividend Reinvestment      Offering
30-Oct-86         $9.30                   $9.30                      $9.30
30-Nov-86         $9.42                   $9.42                      $9.42
31-Dec-86         $9.11                   $9.11                      $9.11
31-Jan-87         $10.17                  $10.17                     $10.17
28-Feb-87         $10.87                  $10.87                     $10.87
31-Mar-87         $11.03                  $11.09                     $11.09
30-Apr-87         $10.72                  $10.77                     $10.77
31-May-87         $10.81                  $10.86                     $10.86
30-Jun-87         $11.23                  $11.32                     $11.32
31-Jul-87         $11.73                  $11.82                     $11.82
31-Aug-87         $11.60                  $12.39                     $12.39
30-Sep-87         $10.87                  $11.94                     $11.94
31-Oct-87         $8.31                   $9.12                      $9.12
30-Nov-87         $7.58                   $8.32                      $8.32
31-Dec-87         $7.90                   $9.01                      $9.01
31-Jan-88         $8.29                   $9.45                      $9.45
29-Feb-88         $8.64                   $9.85                      $9.85
31-Mar-88         $8.29                   $9.51                      $9.51
30-Apr-88         $8.30                   $9.52                      $9.52
31-May-88         $8.26                   $9.47                      $9.47
30-Jun-88         $8.43                   $9.95                      $9.95
31-Jul-88         $8.33                   $9.83                      $9.83
31-Aug-88         $8.12                   $9.58                      $9.58
30-Sep-88         $8.28                   $10.05                     $10.05
31-Oct-88         $8.43                   $10.23                     $10.23
30-Nov-88         $8.30                   $10.08                     $10.08
31-Dec-88         $8.29                   $10.33                     $10.33
31-Jan-89         $8.83                   $11.01                     $11.01
28-Feb-89         $8.67                   $10.81                     $10.81
31-Mar-89         $8.60                   $11.04                     $11.04
30-Apr-89         $9.01                   $11.56                     $11.56
31-May-89         $9.40                   $12.07                     $12.07
30-Jun-89         $9.07                   $11.99                     $11.99
31-Jul-89         $9.81                   $12.98                     $12.98
31-Aug-89         $10.03                  $13.26                     $13.26
30-Sep-89         $9.82                   $13.38                     $13.38
31-Oct-89         $9.61                   $13.09                     $13.09
30-Nov-89         $9.72                   $13.25                     $13.25
31-Dec-89         $9.58                   $13.44                     $13.44
31-Jan-90         $9.02                   $12.66                     $12.66
28-Feb-90         $9.11                   $12.78                     $12.78
31-Mar-90         $9.14                   $13.18                     $13.18
30-Apr-90         $9.00                   $12.98                     $12.98
31-May-90         $9.92                   $14.30                     $14.30
30-Jun-90         $9.72                   $14.42                     $14.42
31-Jul-90         $9.69                   $14.38                     $14.38
31-Aug-90         $8.91                   $13.22                     $13.22
30-Sep-90         $8.23                   $12.58                     $12.58
31-Oct-90         $8.21                   $12.55                     $12.55
30-Nov-90         $8.77                   $13.41                     $13.41
31-Dec-90         $8.92                   $14.00                     $14.00
31-Jan-91         $9.37                   $14.71                     $14.71
28-Feb-91         $10.04                  $15.76                     $15.76
31-Mar-91         $10.18                  $16.41                     $16.41
30-Apr-91         $10.11                  $16.30                     $16.30
31-May-91         $10.62                  $17.12                     $17.12
30-Jun-91         $9.87                   $16.32                     $16.32
31-Jul-91         $10.35                  $17.12                     $17.12
31-Aug-91         $10.39                  $17.64                     $17.64
30-Sep-91         $10.33                  $17.54                     $17.54
31-Oct-91         $10.52                  $17.86                     $17.86
30-Nov-91         $9.92                   $17.27                     $17.27
31-Dec-91         $11.20                  $19.50                     $19.50
31-Jan-92         $11.00                  $19.15                     $19.15
29-Feb-92         $10.77                  $19.24                     $19.24
31-Mar-92         $10.56                  $18.86                     $18.86
30-Apr-92         $10.66                  $19.04                     $20.95
31-May-92         $10.76                  $19.22                     $21.14
30-Jun-92         $10.24                  $18.76                     $20.64
31-Jul-92         $10.69                  $19.58                     $21.55
31-Aug-92         $10.21                  $19.17                     $21.10
30-Sep-92         $10.45                  $19.63                     $21.60
31-Oct-92         $10.55                  $19.81                     $21.81
30-Nov-92         $10.68                  $20.56                     $22.63
31-Dec-92         $10.78                  $20.75                     $22.84
31-Jan-93         $10.86                  $20.91                     $23.01
28-Feb-93         $10.70                  $20.60                     $22.67
31-Mar-93         $10.75                  $21.22                     $23.36
30-Apr-93         $10.42                  $20.57                     $22.64
31-May-93         $10.52                  $21.28                     $23.43
30-Jun-93         $10.56                  $21.36                     $23.52
31-Jul-93         $10.54                  $21.32                     $23.47
31-Aug-93         $10.73                  $22.25                     $24.51
30-Sep-93         $10.79                  $22.38                     $24.64
31-Oct-93         $10.84                  $22.48                     $26.25
30-Nov-93         $10.34                  $21.99                     $25.68
31-Dec-93         $10.40                  $22.47                     $26.24
31-Jan-94         $10.77                  $23.27                     $27.17
28-Feb-94         $10.34                  $22.90                     $26.74
31-Mar-94         $9.85                   $21.82                     $25.47
30-Apr-94         $9.93                   $21.99                     $25.68
31-May-94         $9.80                   $22.25                     $25.97
30-Jun-94         $9.48                   $21.52                     $25.12
31-Jul-94         $9.78                   $22.20                     $25.92
31-Aug-94         $9.99                   $23.27                     $27.16
30-Sep-94         $9.69                   $22.57                     $27.85
31-Oct-94         $9.86                   $22.96                     $28.34
30-Nov-94         $9.17                   $21.36                     $26.35
31-Dec-94         $9.26                   $22.18                     $27.36
31-Jan-95         $9.40                   $22.51                     $27.78
28-Feb-95         $9.49                   $23.29                     $28.74
31-Mar-95         $9.83                   $24.12                     $29.77
30-Apr-95         $9.98                   $24.49                     $30.22
31-May-95         $10.13                  $25.47                     $31.42
30-Jun-95         $10.53                  $26.47                     $32.66
31-Jul-95         $10.95                  $27.53                     $33.97
31-Aug-95         $10.74                  $27.71                     $34.19
30-Sep-95         $11.05                  $28.51                     $35.17
31-Oct-95         $10.93                  $28.20                     $34.79
30-Nov-95         $11.04                  $29.21                     $36.05
31-Dec-95         $11.03                  $29.19                     $36.01
31-Jan-96         $11.39                  $30.14                     $37.19
28-Feb-96         $11.57                  $30.61                     $37.78
31-Mar-96         $11.42                  $30.98                     $38.23
30-Apr-96         $11.65                  $31.61                     $39.00
31-May-96         $11.62                  $32.40                     $39.98
30-Jun-96         $11.53                  $32.15                     $39.67
31-Jul-96         $10.88                  $30.33                     $37.44
31-Aug-96         $10.98                  $31.39                     $38.74
30-Sep-96         $11.71                  $33.48                     $41.31
31-Oct-96         $11.88                  $33.96                     $41.91
30-Nov-96         $12.35                  $36.28                     $44.78
31-Dec-96         $11.95                  $35.52                     $43.83
31-Jan-97         $12.65                  $37.60                     $46.40
28-Feb-97         $12.55                  $37.30                     $46.03
31-Mar-97         $11.73                  $35.79                     $44.16
30-Apr-97         $12.19                  $37.19                     $45.90
31-May-97         $12.77                  $39.93                     $49.28
30-Jun-97         $13.31                  $41.62                     $51.36
31-Jul-97         $14.29                  $44.68                     $55.15
31-Aug-97         $13.34                  $42.77                     $52.79
30-Sep-97         $14.01                  $44.92                     $55.44
31-Oct-97         $13.51                  $43.31                     $53.46
30-Nov-97         $13.52                  $44.45                     $54.88
31-Dec-97         $13.32                  $44.98                     $55.53
31-Jan-98         $13.30                  $44.91                     $55.45
28-Feb-98         $14.40                  $48.63                     $60.03
31-Mar-98         $14.80                  $51.19                     $63.21
30-Apr-98         $14.93                  $51.64                     $63.77
31-May-98         $14.05                  $48.60                     $62.44
30-Jun-98         $14.42                  $51.29                     $65.88
31-Jul-98         $14.12                  $50.22                     $64.51
31-Aug-98         $11.46                  $40.76                     $52.36
30-Sep-98         $12.26                  $44.88                     $57.65
31-Oct-98         $13.10                  $47.96                     $61.60
30-Nov-98         $13.39                  $49.02                     $62.96
31-Dec-98         $14.22                  $53.47                     $68.67
31-Jan-99         $14.27                  $53.66                     $68.91
28-Feb-99         $13.79                  $51.85                     $66.59
31-Mar-99         $13.96                  $53.86                     $69.17
30-Apr-99         $14.77                  $56.98                     $73.19
31-May-99         $14.17                  $54.67                     $70.21
30-Jun-99         $14.72                  $58.38                     $74.98

To evaluate your investment in All-Star, these values should be used. Each shows how your investment has fared by keeping distributions at work in the Fund. The upper value includes additional investments made through rights offerings in 1992, 1993, 1994 and 1998.

This is the net asset value of one share of All-Star as of 6/30/99.

     Since its inception, the Fund has maintained an optional AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN, whereby distributions are automatically invested in additional shares of the Fund. In addition, four rights offerings have allowed investors to acquire additional shares at a discount from the market price. The rights offering in April 1992 allowed investors to acquire one share at $10.05 for every 10 shares held; the one in October 1993 allowed investors to acquire one share at $10.41 for every 15 shares held; the one in September 1994 allowed investors to acquire one shares at $9.14 for every 15 shares held; and the one in April 1998 allowed investors to acquire one share at $12.83 for every 20 shares held.

     As the graph above shows, an original share, assuming participation in all of the rights offerings and reinvestment of all distributions, has grown to a net asset value of $74.98 (5.094 share times the current $14.72 net asset value per share) and a market price value of $70.04 (5.094 shares times the current $13.75 market price per share). Excluding the rights offerings shares, an original share has grown to 3.966 shares. Thus, the original share has grown to a net asset value of $58.38 (3.966 shares times the current $14.72 net asset value per share) and a market price value of $54.53 (3.966 shares times the current $13.75 market price per share).

A TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENT
---------------------------------------------------------------------------------------------------------------------------------
                                       SHARES       SHARES
            SHARES                    PURCHASED    ACQUIRED     SHARES        NAV(1)                  MARKET PRICE   TOTAL MARKET
           OWNED AT                    THROUGH      THROUGH     OWNED       PER SHARE    TOTAL NAV      PER SHARE     PRICE OF
           BEGINNING    PER SHARE    REINVESTMENT    RIGHTS     AT END       AT END      OF SHARES       AT END        SHARES
YEAR       OF PERIOD   DISTRIBUTIONS   PROGRAM     OFFERING    OF PERIOD    OF PERIOD      OWNED        OF PERIOD       OWNED
---------------------------------------------------------------------------------------------------------------------------------
1987        1.000        $1.18         0.140          --        1.140        $7.90        $9.01          $6.00          $6.84
---------------------------------------------------------------------------------------------------------------------------------
1988        1.140         0.64         0.107          --        1.247         8.29        10.34           7.25           9.04
---------------------------------------------------------------------------------------------------------------------------------
1989        1.247         0.95         0.156          --        1.403         9.58        13.44           8.25          11.57
---------------------------------------------------------------------------------------------------------------------------------
1990        1.403         0.90         0.167          --        1.570         8.92        14.00           7.75          12.17
---------------------------------------------------------------------------------------------------------------------------------
1991        1.570         1.02         0.171          --        1.741        11.20        19.50          10.75          18.72
---------------------------------------------------------------------------------------------------------------------------------
1992        1.741         1.07         0.199       0.179(2)     2.119        10.78        22.84          11.125         23.57
---------------------------------------------------------------------------------------------------------------------------------
1993        2.119         1.25(3)      0.266       0.138(2)     2.523        10.40        26.24          11.125         28.07
---------------------------------------------------------------------------------------------------------------------------------
1994        2.523         1.00         0.277       0.155(2)     2.955         9.26        27.36           8.50          25.12
---------------------------------------------------------------------------------------------------------------------------------
1995        2.955         1.04         0.310          --        3.265        11.03        36.01          10.875         35.51
---------------------------------------------------------------------------------------------------------------------------------
1996        3.265         1.313        0.403          --        3.668        11.95        43.83          11.25          41.27
---------------------------------------------------------------------------------------------------------------------------------
1997        3.668         1.693        0.501          --        4.169        13.32        55.53          13.313         55.50
---------------------------------------------------------------------------------------------------------------------------------
1998        4.169         1.40         0.487       0.173(2)     4.829        14.22        68.67          12.938         62.48
---------------------------------------------------------------------------------------------------------------------------------
1999
1st Quarter 4.829         0.34         0.126          --        4.955        13.96        69.17          12.813         63.49
2nd Quarter 4.955         0.37         0.139          --        5.094        14.72        74.98          13.75          70.04
---------------------------------------------------------------------------------------------------------------------------------

1. Net Asset Value.
2. 1992: Rights offering completed in April 1992. One share offered at $10.05 for every 10 shares owned.
   1993: Rights offering completed in October 1993. One share offered at $10.41 for every 15 shares owned.
   1994: Rights offering completed in September 1994. One share offered at $9.14 for every 15 shares owned.
   1998: Rights offering completed in April 1998. One share offered at $12.83 for every 20 shares owned.
3. 1993: Includes the $0.18 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.125.
   1996: Includes the $0.13 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.25.
   1997: Includes the $0.36 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $13.313.

                                    PORTFOLIO MANAGERS/PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

THE FUND'S FIVE PORTFOLIO MANAGERS AND THE INVESTMENT STYLES THEY PRACTICE ARE:

BOSTON PARTNERS ASSET MANAGEMENT, L.P.
Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

J.P. MORGAN INVESTMENT MANAGEMENT INC.
Companies diversified across all sectors that are undervalued relative to the firm's projected growth rates.

OPPENHEIMER CAPITAL
Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

WESTWOOD MANAGEMENT CORPORATION
Growth companies selling at reasonable valuations based on the firm's earnings projections, which are not yet reflected in consensus estimates.

WILKE/THOMPSON CAPITAL MANAGEMENT, INC.
Growth companies that demonstrate the ability to sustain strong secular growth, notwithstanding economic conditions, across a broad range of market capitalizations.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS The Portfolio Characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five Portfolio Managers. These differences are a reflection of the fact that each pursues a different Investment Style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Stock Index.

PORTFOLIO CHARACTERISTICS                           INVESTMENT STYLE SPECTRUM
AS OF JUNE 30, 1999
(UNAUDITED)                         VALUE                                            GROWTH

                                    BOSTON       J.P.        OPPEN-                   WILKE/      TOTAL       S&P
                                   PARTNERS     MORGAN       HEIMER      WESTWOOD    THOMPSON     FUND     500 INDEX
--------------------------------------------------------------------------------------------------------------------
Number of Holdings                    34          86           31           42          49         201        500
--------------------------------------------------------------------------------------------------------------------
Percent of Holdings in Top 10         45%         27%          55%          30%         38%        15%        22%
--------------------------------------------------------------------------------------------------------------------
Weighted Average Market
Capitalization (billions)             $33         $72          $51          $43         $44        $49       $105
--------------------------------------------------------------------------------------------------------------------
Average Five-Year Earnings
Per Share Growth                      13%         13%          15%          22%         28%        18%        14%
--------------------------------------------------------------------------------------------------------------------
Dividend Yield                       1.6%        1.3%         1.2%         1.4%        0.2%       1.2%       1.2%
--------------------------------------------------------------------------------------------------------------------
Average Price/Earnings Ratio          15x         25x          21x          22x         40x        24x        29x
--------------------------------------------------------------------------------------------------------------------
Average Price/Book Value Ratio       3.6x        4.9x         4.1x         4.4x        7.8x       5.0x       5.1x
--------------------------------------------------------------------------------------------------------------------

TOP 50 HOLDINGS
-------------------------------------------------------------------------------------------------------------------
   RANK        RANK                                                       MARKET
   AS OF       AS OF                                                       VALUE               PERCENT OF
  6/30/99     3/31/99       SECURITY NAME                                 ($000)               NET ASSETS
---------------------------------------------------------------------------------------------------------
     1           1          Citigroup, Inc.                              $35,910                  2.6%
     2           2          Freddie Mac                                   24,865                  1.8
     3           8          Waste Management, Inc.                        22,374                  1.6
     4           3          Monsanto Co.                                  21,699                  1.6
     5          48          Computer Associates International, Inc.       20,081                  1.4
     6           7          CIGNA Corp.                                   19,571                  1.4
     7          37          AT&T Corp.                                    18,307                  1.3
     8          11          Sprint Corp. (Fon Group)                      17,956                  1.3
     9          13          International Business Machines Corp.         17,494                  1.3
    10          14          Cisco Systems, Inc.                           16,880                  1.2
    11           5          Bank of America Corp.*                        16,688                  1.2
    12          15          CVS Corp.                                     16,562                  1.2
    13          10          Nokia Corp. ADR                               16,481                  1.2
    14          63          Alcoa, Inc.                                   16,459                  1.2
    15           9          AFLAC, Inc.                                   15,799                  1.1
    16           6          Microsoft Corp.                               14,791                  1.1
    17          16          Intel Corp.                                   14,697                  1.1
    18          67          Sterling Software, Inc.                       14,216                  1.0
    19          18          Avon Products, Inc.                           13,875                  1.0
    20          34          Fleet Financial Group, Inc.                   13,818                  1.0
    21         102          AlliedSignal, Inc.                            13,728                  1.0
    22          27          Boeing Co.                                    13,725                  1.0
    23          12          Morgan Stanley Dean Witter & Co.              13,715                  1.0
    24          21          Lockheed Martin Corp.                         13,444                  1.0
    25           4          MCI WorldCom, Inc.                            13,205                  0.9
    26          17          XL Capital Ltd.                               13,193                  0.9
    27          55          Ford Motor Co.                                13,037                  0.9
    28          28          Conoco, Inc.                                  12,995                  0.9
    29          53          Time Warner, Inc.                             12,635                  0.9
    30          23          Conseco, Inc.                                 12,613                  0.9
    31          25          Federated Department Stores, Inc.             12,456                  0.9
    32          32          GTE Corp.                                     12,408                  0.9
    33          22          Peco Energy Co.                               12,035                  0.9
    34         119          Chancellor Media Corp.                        11,797                  0.8
    35          47          Starbucks Corp.                               11,746                  0.8
    36          33          Hewlett-Packard Co.                           11,517                  0.8
    37          50          Linear Technology Corp.                       11,130                  0.8
    38         NEW          Consolidated Edison, Inc.                     11,036                  0.8
    39          31          AMR Corp.                                     10,920                  0.8
    40          54          SBC Communications, Inc.                      10,498                  0.8
    41          68          Oracle Corp.                                  10,471                  0.7
    42          41          Cintas Corp.                                  10,454                  0.7
    43          24          Staples, Inc.                                 10,443                  0.7
    44          70          Tyco International Ltd.                       10,430                  0.7
    45          39          Kohl's Corp.                                   9,922                  0.7
    46         113          Loews Corp.                                    9,922                  0.7
    47          44          ACE Ltd.                                       9,543                  0.7
    48          19          Temple-Inland, Inc.                            9,419                  0.7
    49          35          Nabisco Holdings Corp.                         9,407                  0.7
    50         182          The Pepsi Bottling Group, Inc.                 9,400                  0.7

    * Formerly BankAmerica Corp.

                                       MAJOR STOCK CHANGES IN THE SECOND QUARTER
--------------------------------------------------------------------------------

The following are the major ($4.0 million or more) stock changes -- both additions and reductions -- that were made in the Fund's portfolio during the second quarter of 1999.

                                                                           SHARES
                                              -----------------------------------------------------------
                                                                                               HELD AS
          SECURITY NAME                              ADDITIONS           REDUCTIONS          OF 6/30/99
---------------------------------------------------------------------------------------------------------
          Alcoa, Inc.                                 81,400                                  266,000

          AlliedSignal, Inc.                         110,500                                  217,900

          AT&T Corp.*                                144,300                                  328,000

          Chancellor Media Corp.                     120,100                                  214,000

          Computer Associates International, Inc.    120,100                                  365,100

          Consolidated Edison, Inc.                  243,900                                  243,900

          El Paso Energy Corp.                       117,000                                  117,000

          Ford Motor Co.                              87,600                                  231,000

          General Mills, Inc.                         94,100                                   94,100

          Halliburton Co.                            206,400                                  206,400

          Loews Corp.                                 63,500                                  125,400

          McDonald's Corp.                           120,000                                  120,000

          Parker Hannifin Corp.                      109,800                                  109,800

          The Pepsi Bottling Group, Inc.             327,300                                  407,600

          Sterling Software, Inc.                    216,700                                  532,700

          Time Warner, Inc.                           56,200                                  171,900

          Abbott Laboratories                                           (110,400)                   0

          American Home Products Corp.                                   (61,500)             127,100

          Atlantic Richfield Co.                                        (102,200)                   0

          Avery Dennison Corp.                                          (120,500)                   0

          Bank of America Corp.                                          (64,400)             227,634

          Citigroup, Inc.*                                              (123,100)             756,000

          General Electric Co.                                           (80,000)                   0

          General Motors Corp.                                          (116,900)                   0

          Lucent Technologies, Inc.*                                     (66,400)             131,800

          Maxim Integrated Products, Inc.                                (89,950)                   0

          MCI WorldCom, Inc.                                            (112,753)             153,100

          Microsoft Corp.                                                (65,500)             164,000

          Nortel Networks Corp.                                         (165,100)                   0

          Nucor Corp.                                                   (181,600)                   0

          Progressive Corp.                                              (50,000)                   0

          Temple-Inland, Inc.                                            (60,000)             138,000

          Union Pacific Corp.                                            (86,900)              91,100

          * Adjusted for stock split.

MANAGER INTERVIEW
--------------------------------------------------------------------------------
[PHOTO]

HENRY D. CAVANNA
J.P. MORGAN INVESTMENT
MANAGEMENT INC.

Manager Interview
Research Gives J.P. Morgan a Distinct Difference Even as it Practices the Old Investment Adage: "Buy Low, Sell High"

J.P. MORGAN INVESTMENT MANAGEMENT INC. IS ONE OF LIBERTY ALL-STAR EQUITY FUND'S FIVE PORTFOLIO MANAGERS. A VALUE STYLE EQUITY MANAGER, J. P. MORGAN CONCENTRATES ON INDIVIDUAL STOCK SELECTION RATHER THAT SECTOR ROTATION, STYLE/THEME INVESTING OR MARKET TIMING. A STAFF OF SENIOR RESEARCH ANALYSTS RANK STOCKS BY QUINTILES WITHIN 16 ECONOMIC SECTORS. THE PROCESS PRODUCES A PORTFOLIO WITH ABOVE-MARKET EARNINGS AND DIVIDEND GROWTH, BUT PRICE-TO-BOOK AND PRICE-TO-EARNINGS RATIOS THAT ARE BELOW OR IN LINE WITH THE MARKET. WE RECENTLY HAD THE OPPORTUNITY TO TALK ONCE AGAIN WITH MANAGING DIRECTOR HENRY D. CAVANNA, A SENIOR EQUITY PORTFOLIO MANAGER IN J. P. MORGAN INVESTMENT'S EQUITY AND BALANCED ACCOUNTS GROUP. THE FUND MANAGER, LIBERTY ASSET MANAGEMENT COMPANY (LAMCO) SERVES AS THE MODERATOR FOR THE INTERVIEW.

THE VIEWS EXPRESSED IN THIS INTERVIEW REPRESENT THE MANAGER'S VIEWS AT THE TIME OF THE DISCUSSION AND ARE SUBJECT TO CHANGE.

LAMCO: Perhaps we could start with a question about your investment approach as it relates to the current stock market. We have seen somewhat of a rotation during the second quarter: from growth to value, from mega-caps to small and mid-caps, from high price/earnings multiple technology issues to basic industries. In previous interviews, you have made the point that J. P. Morgan wants to be exposed to all major economic sectors. In light of that, how have the various rotations helped or hurt you?

CAVANNA: Any broadening of the market favors our investment style, especially as we're coming from a period when the market was unusually narrow in the sense of being concentrated in larger cap, growth-oriented companies. The concentration was almost extreme -- you'd have to go back to the early 1970s to find a period when one of the broadest benchmarks for our market, the S&P 500 Index, was so narrow. A broadening from mega-cap stocks to large and mid-cap stocks helped us because we are very much underweighted in those mega-cap, "Nifty 50" types of stocks. As they became more and more expensive, following our valuation discipline we tended to own less of them over time.

LAMCO: What's driving the shift in investor focus, in your opinion?


CAVANNA: I think it's driven by a couple of things, which are kind of interesting. We came through a period of time when the U.S. economy did very well, but the rest of the world seemed to be stuck in a no-growth phase, especially with the enormous risks we had in the second half of last year. You'll recall a worldwide credit crisis negatively impacted the Far East and Latin America and, to a lesser degree, Europe. Its effects were relatively mild in the United States. The mega-cap growth companies, especially those selling their goods and services primarily in the U.S., had the power and flexibility to continue growing through this difficult period. As a result, they moved up in price to command a premium of historic proportions. Then, we had the Federal Reserve lowering interest rates and the sense of crisis around the world started to abate. This year, that has provided the basis for growth that will be evenly distributed around the world. That means better profit performance, relatively speaking, outside of the "Nifty 50," especially for companies that are more industrially-oriented or cyclically sensitive to global demand.

LAMCO: You mention industrial and cyclical stocks -- is that the kind of rotation that has helped you?

CAVANNA: It has, up to a point. We're not a pure value investor with a portfolio concentrated in industrials and cyclicals. There are two differences with J. P. Morgan Investment Management. We follow a valuation discipline, number one, and then, number two, we overlay our own approach to risk control that has the effect of keeping us relatively balanced by market sector. We will always be invested in all major market sectors, but we will over- and underweight these sectors plus or minus 3 percent based on where we think the best values are. Employing that constraint, we have been gravitating away from

                                                               MANAGER INTERVIEW
--------------------------------------------------------------------------------

the groups that have been the strongest, particularly large cap technology. From June 1998 to June 1999, technology was up 67 percent, making it the best performing sector. Second best was telecommunications, up 58 percent. We've been taking some money out of those groups and putting it into cyclically-sensitive groups, such as paper, chemical, metals and energy companies.

"ANY BROADENING OF THE MARKET FAVORS OUR INVESTMENT STYLE, ESPECIALLY AS WE'RE COMING FROM A PERIOD WHEN THE MARKET WAS UNUSUALLY NARROW..."

LAMCO:Here, at mid-year 1999, where do you think the stock market is?

CAVANNA: Overall, I think we reached an inflection point in April when the market broadened out based on two expectations: one, that global growth was recovering and, two, that interest rates were moving up. Expectations of increased global growth sparked a tremendous rally in companies that have been hurt by having excess production capacity and companies hurt by depressed prices for commodities. Higher interest rates, especially at the long end of the yield curve, have a particularly negative impact on the high price/earnings growth companies. Going forward, what we would hope for is more balanced growth. J. P. Morgan Investment Management is well positioned for balanced growth both by region of the world and sector of the U.S. economy. This will make it more of a stock picker's market, which is what we prefer.

LAMCO: J. P. Morgan Investment Management is going to have some variance in sector weightings, but your basic discipline is to find the cheapest stocks in all sectors. That is, you'll buy stocks that rank in your first quintile of relative valuation and sell them when they fall into the fourth or fifth quintile.

CAVANNA: Yes, and it's tough to communicate that because we're kind of a "core value" manager. What keeps us core, or "market-like" is the sector balance in our portfolio. We seek to add value in the portfolio by buying the most undervalued stocks within a sector. We rank stocks by quintile, seeking to buy first quintile stocks. As they move up in price into the third, fourth or fifth quintile, we will sell them and then reinvest in the first quintile to start the cycle all over again. We also follow a second order of decision making in that we try to put more money into those sectors that, on a bottom-up, stock selection basis, offer the best opportunities and ideas.

LAMCO: You look at traditional valuation measures, such as price/earnings and price/book value ratios, but the real key is the firm's proprietary research and a focus on forecasting earnings out over a period of about 3 to 5 years, isn't it?

CAVANNA: Correct, we're trying to come up with a value for a company relative to other companies in the same business or sector. The major consideration is the intermediate-term earnings outlook, what we call "normalized earnings," or average profitability over the next business cycle. In addition, an important factor is our own sense of current expectations and market factors.

    Insofar as research is concerned, we're trying to continually invest in an internal research capability that is proprietary in nature, and produces what we think of as an "information advantage." We want to use our research not only to forecast current period earnings, but to come up with normalized earnings projections for companies going forward. That's really the basis on which we make our investment decisions. Because we believe that internal research is our principal source of value added, we continually invest in this part of our business, which currently has 25 analysts.

LAMCO: Define "information advantage" for us, please.

CAVANNA: We try to identify undervalued companies before others do, but we're not going to have a portfolio invested totally in companies that nobody else owns. What we're trying to do is focus on companies that have established track records, but where the market, for one reason or another, is misvaluing the future stream of earnings and cash flows. Sometimes, it can be because a company missed its earnings forecast for a quarter, or sometimes there has been a change in the business. Situations such as these create investment opportunities. If you think you understand the situation, and if you have people who are experts in their industry -- like our research analysts -- you can use that as a long-term investment opportunity.

"WE FOLLOW A VALUATION DISCIPLINE, NUMBER ONE, AND THEN, NUMBER TWO, WE OVERLAY OUR OWN APPROACH TO RISK CONTROL THAT HAS THE EFFECT OF KEEPING US RELATIVELY BALANCED BY MARKET SECTOR."

LAMCO: How have you used that information advantage to invest for Liberty All-Star Equity Fund?

CAVANNA: One of the stocks we added recently is First Union, which is one of the major super-regional banks that has

MANAGER INTERVIEW
--------------------------------------------------------------------------------
grown through acquisition over the past few years. First Union has been very much a leader in the trend of banking industry consolidation, but it has generated internal growth as well.

LAMCO:The company's stock suffered earlier in the quarter did it not?

"INSOFAR AS RESEARCH IS CONCERNED, WE'RE TRYING TO CONTINUALLY INVEST IN AN INTERNAL RESEARCH CAPABILITY THAT IS PROPIETARY IN NATURE, AND PRODUCES WHAT WE THINK OF AS AN INFORMATION ADVANTAGE."

CAVANNA: Yes, First Union was penalized for its earnings shortfall. But, in our view, that's when this stock became very undervalued. It was at a point where it was trading at 12 times this year's earnings with a yield of over 4 percent. To us, it represented a buying opportunity because we think that over the next year or so First Union will start growing its earnings again. We believe 9 to 10 percent earnings growth is a reasonable long-term rate for this company. Actually, at the time of our last interview for the Fund, First Union was in the portfolio. We sold it on a price basis and bought it back when we thought it once again became a good value.

LAMCO: Tell us about another recent buy.

CAVANNA: We added to our position in Philip Morris. Over the years we've owned it, we've reduced it and then recently we added to it once again. The real issue with Philip Morris is the legal liability. As the company has lost a number of individual cases in recent months, investors were assuming that all juries would be biased against the tobacco companies, including Philip Morris. Moreover, investors are concerned that while the tobacco companies have settled with the states' attorneys general, they are not relieved from all their legal liabilities. Philip Morris' stock got hit, and became even cheaper and we took that occasion to add to our position. The yield is extraordinary, about 5 percent, and the stock sells for 12 times current year earnings. We are aware that there are issues with this company, but we also recognize the solid cash flow and favorable product position can be used to generate growth. Further, Philip Morris is not just a U.S. tobacco company, it's an international tobacco and major food and beer company, and when you put that all together, it's a very cheap stock.

LAMCO: Tell us about a couple of stocks you've sold recently.

CAVANNA: On a price basis, we eliminated our position in Georgia-Pacific. This is a forest and paper products company that was benefiting from the strength in the U.S. housing market. On a long-term valuation basis, it got too expensive, so we sold it strictly on a price basis - there were no management issues, concerns about the next quarter or anything like that. We just felt that conditions in the U.S. housing market are so good as to be unsustainable.

    We have reduced, but not eliminated, our position in Circuit City. Circuit City is interesting because it's a major consumer electronics retailer, and the consumer electronics business has not been very good in recent years because of a lack of exciting new products. We bought Circuit City because the market was pricing the stock as if there would never be another product cycle. Low and behold, a year later, business is very good, helped by a strong domestic economy and a wave of new digital products. The stock has been one of our best performers, so this sale, too, was strictly on a price basis. Because the momentum is still very much there, we have kept a position in the company.

LAMCO: Tell us about a couple of long-term favorites.

CAVANNA: Tyco International is one that more and more people are getting wind of. Tyco is a diversified company that has grown internally and through acquisitions. It just completed the acquisition of AMP, the leading connector company. Tyco also purchased U.S. Surgical and AT&T's undersea cable business. The result is a collection of businesses that are very diversified and in the hands of very strong management, led by a CEO in whom we have a lot of confidence. So we've got good, long term strategic direction for this company, combined with a portfolio of businesses that should generate above average profit growth and cash flow, helped by cost reduction at the newly acquired companies.

    A position that we've added to over the past year is Rohm & Haas, a mid-sized specialty chemical company. It's in the process of completing an acquisition of Morton International, the specialty chemical and salt company. We think Rohm & Haas is a very good growth story that will benefit from a resumption of global economic expansion. It's also in some attractive segments, such as electronic chemicals and perfor-

"WHAT WE'RE TRYING TO DO IS FOCUS ON COMPANIES THAT HAVE ESTABLISHED TRACK RECORDS, BUT WHERE THE MARKET, FOR ONE REASON OR ANOTHER, IS MISVALUING THE FUTURE STREAM OF EARNINGS AND CASH FLOWS."

                                                               MANAGER INTERVIEW
--------------------------------------------------------------------------------
mance polymers, and it is very well managed. The company generates a lot of cash that can be used to make additional acquisitions, and there's a cost reduction story here as well.

" ... FOR GROWTH TO INCREASE ON A GLOBAL BASIS IS VERY EXCITING AND OFFERS GREAT OPPORTUNITY FOR U.S. INVESTORS BECAUSE THE U.S. HAS INCREASINGLY BECOME A PART OF THE GLOBAL ECONOMY."

LAMCO: To wrap up, a short-term question and a long-term question. Short term first: A few months ago, the word on investors' lips was deflation. Now, everyone is worried once again about inflation. What has changed?

CAVANNA: I think it's two things. One is that the U.S. economy has been stronger for longer than any of us would have expected. Second, over the last year we have actually seen growth accelerate. Last year, we were in a credit crisis and the prospects for global growth were questionable. Now, we have signs of economic growth abroad and, at home, an economy at full employment, booming retail sales, record housing starts and a soaring stock market. Net result: global demand grows above trend, that soaks up excess capacity, commodity prices rise and productivity begins to fall. I'm not saying that will happen, that's just the concern in the back of investors' minds.

LAMCO: Final thought, a long-term one: We have less than six months left in this entire century and we've been through probably the greatest decade ever for the individual investor. What lesson should investors take with them into the new millennium?

CAVANNA: I would mention two things. One is that for growth to increase on a global basis is very exciting and offers great opportunity for U.S. investors because the U.S. has increasingly become a part of the global economy. U.S. companies are heavily invested overseas -- almost 40 percent of S&P 500 normal earnings come from outside the U.S. But lately, those foreign earnings have not been so strong. A resumption of growth means there is increased potential for U.S. companies to generate better earnings from their overseas investments.

    Secondly, the U.S. has reestablished a competitive advantage in a number of global industries, technology, in particular. We are also the leader in business management. This combination offers tremendous potential going forward. So if the rate of change -- whether it's technology or the Internet or telecom -- has been rapid, I think it will be even faster in the future, and that will create as many opportunities over the next decade as it has over the one that is winding down now.

LAMCO: Thank you.

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
COMMON STOCKS (98.2%)                   SHARES               MARKET VALUE
AEROSPACE & DEFENSE (1.9%)
Boeing Co.                              310,600           $   13,724,638
Lockheed Martin Corp.                   360,900               13,443,525
                                                          --------------
                                                              27,168,163
                                                          --------------

AUTOS, TIRES & ACCESSORIES (2.1%)
DaimlerChrysler AG                       93,250                8,287,594
Ford Motor Co.                          231,000               13,037,062
Lear Corp. (a)                          166,300                8,273,425
                                                          --------------
                                                              29,598,081
                                                          --------------

BANKS (4.8%)
ABN AMRO Holding NV ADR                 173,764                3,833,668
Astoria Financial Corp.                  51,400                2,258,387
Bank of America Corp.                   227,634               16,688,418
First Union Corp.                       142,200                6,683,400
Fleet Financial Group, Inc.             311,400               13,818,375
PNC Bank Corp.                          140,500                8,096,312
U.S. Bancorp                             70,100                2,383,400
Washington Mutual, Inc.                 174,500                6,172,938
Wells Fargo & Co.                       200,000                8,550,000
                                                          --------------
                                                              68,484,898
                                                          --------------

BROADCASTING & CABLE (1.1%)
Chancellor Media Corp. (a)              214,000               11,796,750
The News Corp., Ltd. ADR                 89,400                3,156,937
                                                          --------------
                                                              14,953,687
                                                          --------------

BUSINESS & CONSUMER SERVICES (1.7%)
America Online, Inc. (a)                 23,300                2,574,650
Cendant Corp. (a)                       268,200                5,498,100
Cintas Corp.                            155,600               10,454,375
IMS Health, Inc.                        153,500                4,796,875
Service Corp. International              77,600                1,493,800
                                                          --------------
                                                              24,817,800
                                                          --------------

CHEMICALS (2.0%)
Monsanto Co.                            550,200               21,698,513
Rohm & Haas Co.                         148,300                6,358,363
                                                          --------------
                                                              28,056,876
                                                          --------------

COMMUNICATIONS EQUIPMENT (3.0%)
Cisco Systems, Inc. (a)                 261,700               16,879,650
CommScope, Inc. (a)                      27,733                  852,790
Lucent Technologies, Inc.               131,800                8,888,263
Nokia Corp. ADR                         180,000               16,481,250
                                                          --------------
                                                              43,101,953
                                                          --------------

COMPUTER & BUSINESS EQUIPMENT (3.7%)
Apple Computer, Inc. (a)                 21,700                1,004,981
Compaq Computer Corp.                   193,600                4,585,900
EMC Corp. (a)                            96,250           $    5,293,750
Hewlett-Packard Co.                     114,600               11,517,300
International Business
   Machines Corp.                       135,350               17,493,988
Solectron Corp. (a)                      82,150                5,478,378
Sun Microsystems, Inc. (a)              107,800                7,424,725
3Com Corp. (a)                           14,200                  378,963
                                                          --------------
                                                              53,177,985
                                                          --------------

COMPUTER SERVICES & SOFTWARE (7.7%)
Acxiom Corp. (a)                        199,550                4,976,278
Automatic Data Processing, Inc.         182,650                8,036,600
Best Software, Inc. (a)                 125,850                2,029,331
BMC Software, Inc. (a)                   88,250                4,765,500
Computer Associates
   International, Inc.                  365,100               20,080,500
Computer Sciences Corp.                  60,550                4,189,303
Fiserv, Inc. (a)                        254,300                7,962,769
Intuit, Inc. (a)                         43,450                3,915,931
Keane, Inc. (a)                         125,800                2,846,225
Legato Systems, Inc. (a)                 67,800                3,915,450
Microsoft Corp. (a)                     164,000               14,790,750
Oracle Corp. (a)                        282,050               10,471,106
Sterling Commerce, Inc. (a)             100,100                3,653,650
Sterling Software, Inc. (a)             532,700               14,216,431
SunGard Data Systems, Inc. (a)           93,300                3,218,850
                                                          --------------
                                                             109,068,674
                                                          --------------

CONSUMER PRODUCTS (2.2%)
Avon Products, Inc.                     250,000               13,875,000
Gillette Co.                             30,500                1,250,500
Kimberly-Clark Corp.                     46,500                2,650,500
Philip Morris Companies, Inc.           158,300                6,361,681
Procter & Gamble Co.                     52,500                4,685,625
Ralston Purina Co.                       81,800                2,489,788
                                                          --------------
                                                              31,313,094
                                                          --------------

DIVERSIFIED (3.5%)
AlliedSignal, Inc.                      217,900               13,727,700
Cooper Industries, Inc.                  20,900                1,086,800
Loews Corp.                             125,400                9,922,275
Minnesota Mining &
   Manufacturing Co.                     70,000                6,085,625
Parker-Hannifin Corp.                   109,800                5,023,350
The Seagram Co., Ltd.                    67,300                3,390,237
Tyco International Ltd.                 110,084               10,430,459
                                                          --------------
                                                              49,666,446
                                                          --------------

DRUGS & HEALTH CARE (6.0%)
Alza Corp. (a)                          123,700                6,293,237
American Home Products Corp.            127,100                7,308,250


12  See Notes to Schedule of Investments.

                         SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
COMMON STOCKS (cont.)                   SHARES               MARKET VALUE

DRUGS & HEALTH CARE (CONT.)
Becton, Dickinson & Co.                   9,600           $      288,000
Bristol-Myers Squibb Co.                 85,900                6,050,581
Cardinal Health, Inc.                    72,955                4,678,239
Elan Corp. ADR (a)                       94,500                2,622,375
Eli Lilly & Co.                          28,600                2,048,475
Forest Laboratories, Inc. (a)            85,200                3,940,500
Genzyme Corp. (a)                        55,900                2,711,150
Genzyme Surgical Products (a)            10,006                   44,089
HEALTHSOUTH Corp. (a)                   121,200                1,810,425
Humana, Inc.                            109,600                1,417,950
Medtronic, Inc.                          67,150                5,229,306
Merck & Co., Inc.                        34,750                2,571,500
Patterson Dental Co. (a)                117,000                4,065,750
PE Corp-Celera
   Genomics Group (a)                    12,000                  194,250
PE Corp-PE Biosystems Group              24,000                2,754,000
Pediatrix Medical Group, Inc. (a)       146,800                3,119,500
Pfizer, Inc.                             32,400                3,555,900
Pharmacia & Upjohn, Inc.                149,000                8,465,062
SmithKline Beecham PLC ADR              124,600                8,231,387
Steris Corp. (a)                        224,950                4,358,406
Warner-Lambert Co.                       61,500                4,266,562
                                                          --------------
                                                              86,024,894
                                                          --------------

ELECTRIC & GAS UTILITIES (4.3%)
Central & South West Corp.               53,800                1,257,575
Columbia Energy Group                    99,000                6,206,062
Consolidated Edison, Inc.               243,900               11,036,475
Florida Progress Corp.                  207,300                8,564,081
Northern States Power Co.                83,900                2,029,331
Peco Energy Co.                         287,400               12,034,875
P G & E Corp.                           239,400                7,780,500
PP&L Resources, Inc.                    143,300                4,406,475
Reliant Energy, Inc.                    264,300                7,301,287
                                                          --------------
                                                              60,616,661
                                                          --------------

ELECTRONICS & ELECTRICAL EQUIPMENT (2.7%)
Emerson Electric Co.                     50,000                3,143,750
Intel Corp.                             247,000               14,696,500
International Game Technology           126,800                2,345,800
Linear Technology Corp.                 165,500               11,129,875
Molex, Inc.                              85,025                3,145,925
Motorola, Inc.                           20,100                1,904,475
Texas Instruments, Inc.                  13,400                1,943,000
                                                          --------------
                                                              38,309,325
                                                          --------------

FINANCIAL SERVICES (7.2%)
The Charles Schwab Corp.                 43,000                4,724,625
The CIT Group, Inc.                      99,600                2,875,950
Citigroup, Inc.                         756,000               35,910,000
Countrywide Credit
   Industries, Inc.                     150,000                6,412,500
Freddie Mac                             428,700           $   24,864,600
The Goldman Sachs
   Group, Inc. (a)                       54,300                3,923,175
KeyCorp                                  45,900                1,474,538
Morgan Stanley Dean
   Witter & Co.                         133,800               13,714,500
Newcourt Credit Group, Inc.              47,400                  613,238
Paychex, Inc.                           229,575                7,317,703
                                                          --------------
                                                             101,830,829
                                                          --------------

FOOD, BEVERAGE & RESTAURANTS (5.4%)
Anheuser-Busch Companies, Inc.          118,100                8,377,719
Bestfoods                                28,200                1,395,900
Diageo PLC ADR                          160,000                6,880,000
Dole Food Co., Inc.                     150,000                4,406,250
General Mills, Inc.                      94,100                7,563,288
International Home
   Foods, Inc. (a)                      251,500                4,637,031
McDonald's Corp.                        120,000                4,957,500
Nabisco Holdings Corp.                  217,500                9,406,875
The Pepsi Bottling Group, Inc.          407,600                9,400,275
PepsiCo, Inc.                            96,500                3,733,344
Starbucks Corp. (a)                     312,700               11,745,794
U.S. Foodservice (a)                     89,500                3,814,937
                                                          --------------
                                                              76,318,913
                                                          --------------

HOTELS & ENTERTAINMENT/LEISURE (1.9%)
Marriot International, Inc.,
   Class A                               98,300                3,673,962
Mirage Resorts, Inc. (a)                137,100                2,296,425
Starwood Hotels & Resorts
   Worldwide, Inc.                      264,700                8,089,894
Time Warner, Inc.                       171,900               12,634,650
                                                          --------------
                                                              26,694,931
                                                          --------------

INDUSTRIAL EQUIPMENT (2.0%)
Caterpillar, Inc.                       130,000                7,800,000
Deere & Co.                             107,400                4,255,725
Dover Corp.                             110,000                3,850,000
Fastenal Co.                             45,800                2,401,638
Ingersoll-Rand Co.                      126,400                8,168,600
MSC Industrial
   Direct Co., Inc. (a)                 167,400                1,715,850
                                                          --------------
                                                              28,191,813
                                                          --------------

INSURANCE (6.9%)
ACE Ltd.                                337,800                9,542,850
Aetna, Inc.                              77,200                6,904,575
AFLAC, Inc.                             330,000               15,798,750
Allmerica Financial Corp.                83,000                5,047,438
Allstate Corp.                          142,200                5,101,425
Ambac Financial Group, Inc.              34,400                1,965,100
CIGNA Corp.                             219,900               19,571,100


                                       See Notes to Schedule of Investments.  13

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
COMMON STOCKS (cont.)                   SHARES               MARKET VALUE

INSURANCE (CONT.)
Conseco, Inc.                           414,400           $   12,613,300
Marsh & McLennan
   Companies, Inc.                       61,900                4,673,450
UNUM Corp.                               72,000                3,942,000
XL Capital Ltd.                         233,500               13,192,750
                                                          --------------
                                                              98,352,738
                                                          --------------

METALS & MINING (1.4%)
Alcoa, Inc.                             266,000               16,458,750
Allegheny Teledyne, Inc.                146,300                3,310,098
                                                          --------------
                                                              19,768,788
                                                          --------------

OIL & GAS (5.8%)
Apache Corp.                            219,000                8,541,000
Burlington Resources, Inc.               96,900                4,190,925
Conoco, Inc.                            466,200               12,995,325
Cooper Cameron Corp. (a)                 66,500                2,464,656
Elf Aquitaine ADR                       125,500                9,232,093
El Paso Energy Corp.                    117,000                4,116,937
Enron Corp.                              47,200                3,858,600
Halliburton Co.                         206,400                9,339,600
Mobil Corp.                              36,000                3,564,000
PennzEnergy Co.                         307,100                5,124,731
Phillips Petroleum Co.                   46,400                2,334,500
Royal Dutch Petroleum Co.                78,062                4,703,235
Texaco, Inc.                            133,100                8,318,750
Tosco Corp.                             152,000                3,942,500
                                                          --------------
                                                              82,726,852
                                                          --------------

PAPER (0.7%)
Temple-Inland, Inc.                     138,000                9,418,500
                                                          --------------

POLLUTION CONTROL (1.8%)
Azurix Corp. (a)                        127,000                2,540,000
Waste Management, Inc.                  416,255               22,373,706
                                                          --------------
                                                              24,913,706
                                                          --------------

PUBLISHING (0.8%)
The New York Times Co.                   76,900                2,830,881
R. R. Donnelley & Sons Co.              220,000                8,153,750
                                                          --------------
                                                              10,984,631
                                                          --------------

REAL ESTATE INVESTMENT TRUSTS (0.5%)
Kimco Realty Corp.                      105,400                4,123,775
Vornado Realty Trust                    100,100                3,534,781
                                                          --------------
                                                               7,658,556
                                                          --------------

RETAIL TRADE (9.9%)
AnnTaylor Stores Corp. (a)              102,600           $    4,617,001
CDW Computer Centers, Inc. (a)           94,800                4,171,201
Circuit City Stores, Inc.                41,200                3,831,601
CVS Corp.                               323,950               16,561,945
Family Dollar Stores, Inc.              233,900                5,613,601
Federated Department
   Stores, Inc. (a)                     235,300               12,456,194
Harcourt General, Inc.                  110,400                5,692,500
Home Depot, Inc.                        141,300                9,105,019
Kohl's Corp. (a)                        128,550                9,922,453
The Kroger Co. (a)                      190,980                5,335,503
The Limited, Inc.                       181,700                8,244,638
Linens 'n Things, Inc. (a)              132,000                5,775,000
May Department Stores Co.               225,000                9,196,875
Safeway, Inc. (a)                       162,900                8,063,550
Staples, Inc. (a)                       337,550               10,442,953
Tiffany & Co.                            86,800                8,376,200
Toys R Us, Inc. (a)                      78,700                1,628,106
Walgreen Co.                            274,650                8,067,844
Wal-Mart Stores, Inc.                    61,200                2,952,900
                                                          --------------
                                                             140,055,084
                                                          --------------

TELECOMMUNICATIONS (5.6%)
AT&T Corp.                              328,000               18,306,500
Bell Atlantic Corp.                      58,200                3,804,825
GTE Corp.                               163,800               12,407,850
Level 3 Communications, Inc. (a)         10,100                  606,631
MCI WorldCom, Inc. (a)                  153,100               13,204,875
SBC Communications, Inc.                181,000               10,498,000
Sprint Corp. (FON Group)                340,000               17,956,250
Uniphase Corp. (a)                       21,000                3,486,000
                                                          --------------
                                                              80,270,931
                                                          --------------

TRANSPORTATION (1.6%)
AMR Corp. (a)                           160,000               10,920,000
Burlington Northern
   Santa Fe Corp.                        50,000                1,550,000
CNF Transportation, Inc.                106,000                4,067,750
CSX Corp.                                29,800                1,350,312
Union Pacific Corp.                      91,100                5,312,269
                                                          --------------
                                                              23,200,331
                                                          --------------

TOTAL COMMON STOCKS
(Cost $1,000,124,100)                                      1,394,745,140
                                                          --------------

PREFERRED STOCK (0.2%)
BROADCASTING & CABLE (0.2%)
The News Corp., Ltd. ADR
(Cost $3,230,000)                       100,000                3,156,250
                                                          --------------


14  See Notes to Schedule of Investments.

                                            SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (UNAUDITED)
---------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.9%)         INTEREST        MATURITY           PAR              MARKET
COMMERCIAL PAPER (0.8%)                 RATE            DATE             VALUE             VALUE
                                      --------        --------        ----------        -----------
CIT Group Holdings                      4.68%         07/06/99        $3,000,000        $ 2,998,050
CIT Group Holdings                      5.19          07/13/99         2,000,000          1,996,540
Household Finance                       4.60          07/08/99         3,000,000          2,997,317
Household Finance                       4.65          07/01/99         2,700,000          2,700,000
                                                                                     --------------
TOTAL COMMERCIAL PAPER (COST $10,691,907)                                                10,691,907
                                                                                     --------------

REPURCHASE AGREEMENT (1.1%)
SBC Warburg Ltd., Repurchase Agreement dated 6/30/99, 4.80%
to be repurchased at $15,829,110 on 7/1/99, collateralized by
U.S. Treasury bonds and notes with various maturities to
2027, with a current market value of $16,386,238.                     15,827,000         15,827,000
                                                                                     --------------

TOTAL SHORT-TERM INVESTMENTS (COST $26,518,907)                                          26,518,907
                                                                                     --------------

TOTAL INVESTMENTS (100.3%) (COST $1,029,873,007) (b)                                  1,424,420,297

OTHER ASSETS AND LIABILITIES, NET (-0.3%)                                                (4,517,874)
                                                                                     --------------

NET ASSETS (100.0%)                                                                  $1,419,902,423
                                                                                     --------------
                                                                                     --------------

NET ASSET VALUE PER SHARE (96,440,022 SHARES OUTSTANDING)                                    $14.72
                                                                                     --------------
                                                                                     --------------


NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) Cost of investments for federal income tax purposes is $1,036,138,398.
        Gross unrealized appreciation and depreciation of investments at
        June 30, 1999 is as follows:
             Gross unrealized appreciation            $429,047,388
             Gross unrealized depreciation             (40,765,489)
                                                      ------------
                   Net unrealized appreciation        $388,281,899
                                                      ------------
                                                      ------------


     Acronym                      Name
     -------           ---------------------------
       ADR             American Depositary Receipt


                                          See Notes to Financial Statements.  15

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999 (UNAUDITED)
---------------------------------------------------------------------------------------------
ASSETS:
   Investments at market value (identified cost $1,029,873,007)                $1,424,420,297
   Receivable for investments sold                                                 18,070,769
   Dividends and interest receivable                                                1,448,033
   Other assets                                                                        52,917
                                                                               --------------
       TOTAL ASSETS                                                             1,443,992,016
                                                                               --------------

LIABILITIES:
   Payable for investments purchased                                                5,281,966
   Distributions payable to shareholders                                           16,052,748
   Management fees payable                                                            880,677
   Administrative & bookkeeping fees payable                                          224,578
   Accrued expenses                                                                 1,649,624
                                                                               --------------
       TOTAL LIABILITIES                                                           24,089,593
                                                                               --------------
NET ASSETS                                                                     $1,419,902,423
                                                                               --------------
                                                                               --------------

NET ASSETS REPRESENTED BY:
   Paid-in capital (unlimited number of shares of
     beneficial interest without par value authorized,
     96,440,022 shares outstanding)                                              $925,345,757

   Undistributed net investment income                                              2,405,297

   Accumulated net realized gains on investments
     less distributions                                                            97,604,079

   Net unrealized appreciation on investments                                     394,547,290
                                                                               --------------

TOTAL NET ASSETS APPLICABLE
TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST
($14.72 PER SHARE)                                                             $1,419,902,423
                                                                               --------------
                                                                               --------------


16  See Notes to Financial Statements.

                              STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                                                $  8,351,985
   Interest                                                                                      726,563
                                                                                            ------------

       TOTAL INVESTMENT INCOME (NET OF
       FOREIGN TAXES WITHHELD AT SOURCE
       WHICH AMOUNTED TO $136,885)                                                             9,078,548


EXPENSES:

   Management fees                                                   $ 4,863,047
   Administrative fee                                                  1,195,234
   Bookkeeping fee                                                       138,603
   Custodian and transfer agent fees                                     106,714
   Printing expense                                                      115,573
   Legal and audit fees                                                   31,037
   Trustees' fees and expense                                             39,255
   Miscellaneous expense                                                 183,790
                                                                     -----------

       TOTAL EXPENSES                                                                          6,673,253
                                                                                            ------------

NET INVESTMENT INCOME                                                                          2,405,295

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains on investment transactions:
   Proceeds from sales                                               599,946,767
   Cost of investments sold                                          466,828,207
                                                                     -----------

       Net realized gains on investment transactions                                         133,118,560

Net unrealized depreciation on investments:
   Beginning of year                                                 412,894,932
   End of period                                                     394,547,290
                                                                     -----------

       Change in unrealized depreciation-- net                                               (18,347,642)
                                                                                            ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $117,176,213
                                                                                            ------------
                                                                                            ------------


                                          See Notes to Financial Statements.  17

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     SIX MONTHS ENDED
                                                                       JUNE 30, 1999         YEAR ENDED
                                                                        (UNAUDITED)       DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                             $    2,405,295       $    4,884,011
   Net realized gains on investment transactions                        133,118,560          108,774,108
   Change in unrealized appreciation (depreciation)-- net               (18,347,642)         105,186,947
                                                                     --------------       --------------

   Net increase in net assets resulting from operations                 117,176,213          218,845,066
                                                                     --------------       --------------

DISTRIBUTIONS DECLARED FROM:
   Net investment income                                                    --                (4,883,968)
   Net realized gains on investments                                    (67,447,804)        (122,031,385)
                                                                     --------------       --------------

   Total distributions                                                  (67,447,804)        (126,915,353)
                                                                     --------------       --------------

CAPITAL TRANSACTIONS:
   Increase in net assets from capital share transactions                19,083,704          108,821,914
                                                                     --------------       --------------

   Total increase in net assets                                          68,812,113          200,751,627

NET ASSETS:
   Beginning of year                                                  1,351,090,310        1,150,338,683
                                                                     --------------       --------------

   End of period                                                     $1,419,902,423       $1,351,090,310
                                                                     --------------       --------------
                                                                     --------------       --------------


18  See Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                          SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1999     -----------------------------------------------------------
                                            (UNAUDITED)      1998         1997          1996       1995          1994
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of year         $ 14.22        $ 13.32      $ 11.95       $ 11.03     $  9.26      $ 10.40
                                             -------        -------      -------       -------     -------      -------
Income from Investment Operations:
  Net investment income                         0.02           0.05         0.05          0.08        0.10         0.11
  Net realized and unrealized
    gains (losses) on investments               1.19           2.35         3.01(a)       2.15(a)     2.71        (0.20)
  Provision for federal income tax               --              --        (0.36)        (0.13)         --           --
                                             -------        -------      -------       -------     -------      -------
Total from Investment Operations                1.21           2.40         2.70          2.10        2.81        (0.09)
                                             -------        -------      -------       -------     -------      -------
Less Distributions from:
  Net investment income                          --           (0.05)       (0.05)        (0.08)      (0.10)       (0.12)
  Realized capital gains                       (0.71)         (1.35)       (1.28)        (1.10)      (0.94)       (0.52)
  Paid-in capital                                --              --           --           --           --        (0.36)
                                             -------        -------      -------       -------     -------      -------
Total Distributions                            (0.71)         (1.40)       (1.33)        (1.18)      (1.04)       (1.00)
                                             -------        -------      -------       -------     -------      -------
Change due to rights offering (b)                --           (0.10)          --           --           --        (0.05)
                                             -------        -------      -------       -------     -------      -------
Net asset value at end of period             $ 14.72        $ 14.22      $ 13.32       $ 11.95     $ 11.03      $  9.26
                                             -------        -------      -------       -------     -------      -------
                                             -------        -------      -------       -------     -------      -------

Market price at end of period                $13.750        $12.938      $13.313       $11.250     $10.875      $ 8.500
                                             -------        -------      -------       -------     -------      -------
                                             -------        -------      -------       -------     -------      -------

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)

Based on net asset value                         9.2%(d)       19.8%        26.6%         21.7%       31.8%        (0.8)%
Based on market price                           12.1%(d)        9.1%        34.4%         16.2%       41.4%       (14.9)%


RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (millions)       $ 1,420        $ 1,351      $ 1,150       $   988     $   872      $   710
Ratio of expenses to average net assets         0.99%(e)       1.00%        1.01%         1.03%       1.06%        1.07%
Ratio of net investment income to
  average net assets                            0.35%(e)       0.39%        0.38%         0.73%       0.92%        1.16%
Portfolio turnover rate                           42%(d)         76%          99%           70%         54%          44%

(a) Before provision for federal income tax.
(b) Effect of All-Star's rights offering for shares at a price below net asset value.
(c) Calculated assuming all distributions reinvested at the actual reinvestment price and all primary rights exercised.
(d) Not annualized.
(e) Annualized.


                                          See Notes to Financial Statements.  19

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES-Liberty All-Star Equity Fund (All-Star or the Fund), organized as a Massachusetts business trust on August 20, 1986, is a closed-end, diversified management investment company. All-Star's investment objective is to seek total investment return, comprised of long term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. All-Star is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder.

     The following is a summary of significant accounting policies followed by All-Star in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

VALUATION OF INVESTMENTS- Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the mean between the current bid and asked prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not represent fair value.

PROVISION FOR FEDERAL INCOME TAX-The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.

OTHER-Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEES PAID TO AFFILIATES-Under All-Star's Management and Portfolio Management Agreements, All-Star pays the Manager a management fee for its investment management services at an annual rate of 0.80% of All-Star's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the portion of the investment portfolio managed by it. All-Star also pays the Manager an administrative fee for its administrative services at an annual rate of 0.20% of All-Star's average weekly net assets. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $400 million and the aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of All-Star's average weekly net assets in excess of $400 million. The annual fund management and administrative fees are further reduced to 0.648% and 0.162%, respectively, on average weekly net assets in excess of $800 million to $1.2 billion and 0.584% and 0.146%, respectively, on average weekly net assets in excess of $1.2 billion. The aggregate annual fees payable by the Manager to the Portfolio Managers are also reduced to 0.324% of the Fund's average weekly net assets in excess of $800 million to $1.2 billion and 0.292% of the Fund's average net assets in excess of $1.2 billion. Colonial Management Associates, Inc., an affiliate of the Manager, provides bookkeeping and pricing services for $36,000 per year plus 0.0233% of All-Star's average weekly net assets over $50 million, 0.0167% in excess of $500 million, and 0.015% in excess of $1 billion.

NOTE 3. CAPITAL TRANSACTIONS-During the six months ended June 30, 1999 and the year ended December 31, 1998, distributions in the amount of $19,083,704 and $53,655,255, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 1,442,122 and 4,317,097 shares, respectively.

     In a rights offering commencing March 25, 1998, shareholders exercised rights to purchase 4,318,134 shares at $12.83 per share for proceeds, net of expenses, of $55,166,659.

NOTE 4. SECURITIES TRANSACTIONS-Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the six months ended June 30, 1999 were $561,370,659 and $599,946,767, respectively.

     The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement, plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS-All-Star currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of All-Star's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date.

     Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

                                DISTRIBUTION POLICY / DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
DISTRIBUTION POLICY
Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. THE FIXED DISTRIBUTIONS ARE NOT RELATED TO THE AMOUNT OF THE FUND'S NET INVESTMENT INCOME OR NET REALIZED CAPITAL GAINS OR LOSSES. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

DIVIDEND REINVESTMENT PLAN
Through the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan, the Fund's shareholders have the opportunity to have their dividends and distributions automatically reinvested in additional shares of the Fund. Participating shareholders have been rewarded as a result of the consistent reinvestment of distributions. Each share of the Fund owned by shareholders who have participated in the Dividend Reinvestment Program since the Fund began operations in 1986 would have grown to 3.966 shares as of June 30, 1999, with a total net asset value of $58.38. Participants are kept apprised of the status of their account through quarterly statements.

For complete information and enrollment forms, please call Investor Assistance toll-free at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 AM and 5 PM Eastern time. If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares if you wish to participate in the Plan.

1999 ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

1999 ANNUAL MEETING OF SHAREHOLDERS

Liberty All-Star Equity Fund's 1999 Annual Meeting of Shareholders was held on April 21, 1999. At the meeting, Mr. James E. Grinnell was reelected as Trustee of the class whose term expires with the Annual Meeting in 2002, and Mr. John V. Carberry was elected for the first time as Trustee of the class whose term expires with the Annual Meeting in 2002. Messrs. Robert J. Birnbaum, Richard W. Lowry, William E. Mayer, and John J. Neuhauser continue in office as Trustees.

In addition, shareholders approved the Fund's new Portfolio Management Agreement with Boston Partners Asset Management, L.P. and ratified the Board of Trustees' selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the year ending December 31, 1999. The number of votes cast for and against and the number of abstentions on these matters were as follows:

1.   APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT WITH BOSTON PARTNERS ASSET
     MANAGEMENT, L.P.
     FOR:                   75,419,017
     AGAINST:                  586,759
     ABSTAIN:                1,019,696

2.   RATIFICATION OF SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS
     FOR 1999.
     FOR:                   75,822,128
     AGAINST:                  404,462
     ABSTAIN:                  798,884

[LOGO]                              LIBERTY                       [LETTERHEAD]
                                    ALL-STAR
                                  -----------
                                  EQUITY FUND

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214
1-617-722-6036
Internet: http://www.lamco.com

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, Massachusetts  02110

CUSTODIAN
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company c/o EquiServe
P.O. Box 8200, Boston, Massachusetts  02266-8200
1-800-LIB-FUND (1-800-542-3863)
Internet: http://www.equiserve.com

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts  02110

TRUSTEES
Robert J. Birnbaum*
John V. Carberry
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
John V. Carberry, Chairman of the Board of Trustees
William R. Parmentier, Jr., Vice President & Chief Investment Officer Christopher S. Carabell, Vice President
Mark T. Haley, Vice President
Timothy J. Jacoby, Treasurer
Nancy L. Conlin, Secretary
J. Kevin Connaughton, Controller

* Member of the audit committee.
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Liberty Asset Management Company, the Fund's manager, is one of the Liberty
Financial Companies (NYSE: L).


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